EXECUTION VERSION GPMT 2018-FL1, LTD., as Issuer, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Preferred Share Paying Agent, and MAPLESFS LIMITED, as Preferred Share Registrar and Administrator PREFERRED SHARE PAYING AGENCY AGREEMENT Dated as of May 9, 2018 24582442.6

TABLE OF CONTENTS

		Page
ARTICLE I. DEFINITIONS		1
Section 1.1.	Definitions.	1
Section 1.2.	Rules of Construction.	5
ARTICLE II. THE PREFERRED SHARES		5
Section 2.1.	Form of Preferred Shares.	5
Section 2.2.	Execution; Delivery; Dating and Cancellation.	6
Section 2.3.	Registration.	7
Section 2.4.	Registration of Transfer and Exchange of Preferred Shares.	8
Section 2.5.	Transfer and Exchange of Preferred Shares.	9
Section 2.6.	[Reserved.]	12
Section 2.7.	Non-Permitted Holders.	12
Section 2.8.	Certain Tax Matters.	13
Section 2.9.	Provisions of the Indenture and Servicing Agreement.	13
ARTICLE III. DISTRIBUTIONS TO THE HOLDERS		13
Section 3.1.	Disbursement of Funds.	13
Section 3.2.	Condition to Payments.	15
Section 3.3.	The Preferred Share Payment Account.	16
Section 3.4.	Redemption.	16
Section 3.5.	Fees or Commissions in Connection with Disbursements.	16
Section 3.6.	Liability of the Preferred Share Paying Agent in Connection with Disbursements.	17
ARTICLE IV. ACCOUNTING AND REPORTS		17
Section 4.1.	Reports and Notices.	17
Section 4.2.	Notice of Plan Assets.	17
Section 4.3.	Requests by Independent Accountants.	18
Section 4.4.	Rule 144A Information.	18
Section 4.5.	Tax Information.	18
ARTICLE V. THE PREFERRED SHARE PAYING AGENT		19
Section 5.1.	Appointment of Preferred Share Paying Agent.	19
Section 5.2.	Resignation and Removal.	19
Section 5.3.	Fees; Expenses; Indemnification; Liability.	19

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ARTICLE VI. [RESERVED] ........................................................................................................21 ARTICLE VII. MISCELLANEOUS PROVISIONS ....................................................................21 Section 7.1. Amendment.........................................................................................................21 Section 7.2. Notices; Rule 17g-5 Procedures..........................................................................21 Section 7.3. Governing Law. ..................................................................................................22 Section 7.4. Non-Petition; Limited Recourse. ........................................................................22 Section 7.5. No Partnership or Joint Venture. ........................................................................22 Section 7.6. Counterparts........................................................................................................22 Exhibit A Form of Preferred Share Exhibit B Form of Purchaser Certificate 24582442.6 -ii-

This PREFERRED SHARE PAYING AGENCY AGREEMENT (this “Agreement”) is dated as of May 9, 2018, by and among GPMT 2018-FL1, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Issuer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as paying agent for the Preferred Shares (in such capacity, the “Preferred Share Paying Agent”), and MAPLESFS LIMITED, a licensed trust company incorporated in the Cayman Islands, as administrator (in such capacity, the “Administrator”) and share registrar for the Preferred Shares (in such capacity, the “Preferred Share Registrar”). PRELIMINARY STATEMENT As authorized by the Issuer and permitted under the terms of the Issuer’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles”) as may be hereafter amended and in effect from time to time, the Issuer has a duly authorized share capital consisting of 250 ordinary voting shares, par value U.S.$1.00 per share, all of which will have been issued by the Issuer and are outstanding on the Closing Date, and 94,022.414 Preferred Shares, consisting of (i) 94,020.414 shares of Class P Preferred Shares (the “Class P Preferred Shares”), having a par value U.S.$0.001 per share and with an aggregate liquidation preference and notional amount equal to U.S.$1,000 per share; (ii) one share of Class X Preferred Shares (the “Class X Preferred Shares”), having a par value U.S.$0.001 per share and with an aggregate notional amount equal to the Class X Preferred Share Notional Amount (as defined herein) and a liquidation preference equal to U.S.$1,000 per share and (iii) one share of Class R Preferred Shares (the “Class R Preferred Shares”), having a par value U.S.$0.001 per share and with an aggregate liquidation preference and notional amount equal to U.S.$1,000 per share (the Class P Preferred Shares, the Class X Preferred Shares and the Class R Preferred Shares are collectively referred to herein as the “Preferred Shares”), all of which have been issued on the date hereof on the terms and provisions set forth herein. The distributions on each of the Preferred Shares will be payable in accordance with the Memorandum and Articles, the Indenture (as defined below), and this Agreement. The Issuer has entered into this Agreement to provide for the payment of such distributions. All representations, covenants and agreements made herein by the Issuer and the Preferred Share Paying Agent are for the benefit of the Holders. The Issuer is entering into this Agreement, and the Preferred Share Paying Agent, the Administrator and the Preferred Share Registrar are accepting their obligations hereunder, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. ARTICLE I. DEFINITIONS Section 1.1. Definitions. Capitalized terms used but not defined herein have the respective meanings given to such terms in the Indenture and, if not defined therein, in the Memorandum and Articles, and are incorporated by reference herein. As used herein, the following terms have the following 24582442.6 respective meanings and the definitions of such terms are equally applicable both in the singular and the plural forms of such terms and in the masculine, feminine and neuter genders of such terms: “Administrator”: The meaning set forth in the Preliminary Statement to this Agreement. “Affiliate” or “Affiliated”: With respect to a Person, (i) any other Person who, directly or indirectly, is in control of, or controlled by, or is under common control with, such Person or (ii) any other Person who is a director, Officer or employee (a) of such Person, (b) of any subsidiary or parent company of such Person or (c) of any Person described in clause (i) above. For the purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; provided that neither the Administrator nor any other company, corporation or person to which the Administrator provides directors and/or administrative services and/or acts as share trustee shall be an Affiliate of the Issuer or Co-Issuer. “Agreement”: The meaning set forth in the Preliminary Statement to this Agreement. “Authorized Denomination”: Any integral number of Preferred Shares equal to or greater than 250 shares and integral multiples of one share in excess thereof. “Available Funds”: With respect to each Payment Date, the amount (if any) of distributions received by the Preferred Share Paying Agent from the Issuer or the Trustee under the Priority of Payments under the Indenture for payments on the Preferred Shares. “Bank”: Wells Fargo Bank, National Association, a national banking association. “Benefit Plan Investor”: (A) An “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (B) a “plan” within the meaning of Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, or (C) any entity whose underlying assets include “plan assets” by reason of such employee benefit plan’s or plan’s investment in the entity or otherwise. “Business Day”: Each Business Day under the Indenture. “Class P Preferred Share”: The Class P Preferred Shares issued by the Issuer pursuant to the Memorandum and Articles. “Class P Preferred Share Notional Amount”: $94,020,414.00. “Class P Preferred Shares Stated Redemption Price”: The meaning set forth in Section 3.1(a) hereof. “Class R Preferred Share”: The Class R Preferred Shares issued by the Issuer pursuant to the Memorandum and Articles. 24582442.6 -2-

“Class X Preferred Share”: The Class X Preferred Shares issued by the Issuer pursuant to the Memorandum and Articles. “Class X Preferred Rate”: With respect to any Payment Date, a per annum rate (greater than or equal to zero) equal to: (a)(i) the total amount of Interest Proceeds available for actual payment to the holders of the Notes and the Preferred Shares on such Payment Date less (ii) the total amount of Interest Proceeds distributed on such Payment Date to the holders of the Notes and the Class P Preferred Shares, divided by (b) the outstanding Class X Preferred Share Notional Amount, expressed as a percentage and as an annualized rate on an actual/360 basis in order to produce the aggregate amount of interest described in clause (a) to accrue on the outstanding Class X Preferred Share Notional Amount during the related Interest Accrual Period. “Class X Preferred Share Notional Amount”: The meaning set forth in Section 3.1(b) hereof.. “Closing Date”: May 9, 2018. “Co-Issuer”: GPMT 2018-FL1 LLC, a Delaware limited liability company. “Code”: The United States Internal Revenue Code of 1986, as amended. “EHRI”: The Preferred Shares, which are retained by the Retention Holder on the Closing Date. “FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantially comparable) and any current or future treasury regulations promulgated thereunder, and any related provisions of law, court decisions, administrative guidance or agreements with any taxing authority (or laws thereof) in respect thereof, including any agreements entered into pursuant to Section 1471(b)(1) of the Code or any U.S. or non-U.S. fiscal or regulatory legislation, rules, guidance notes or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code or analogous provisions of non-U.S. law. “Holder”: With respect to any Preferred Shares, the Person in whose name such Preferred Shares are registered in the Preferred Share Register. “Indenture”: The indenture dated as of May 9, 2018 among the Issuer, the Co- Issuer, the Bank, as note administrator, GPMT Seller LLC, as advancing agent and Wilmington Trust, National Association, as trustee (the “Trustee”), as amended from time to time in accordance with the terms thereof. “Institutional Accredited Investor”: An institution that is an “accredited investor” as described in clause (1), (2), (3) or (7) of Rule 501(a) of Regulation D under the Securities Act or an entity in which all of the equity owners are such “accredited investors.” “Investment Company Act”: Investment Company Act of 1940, as amended. 24582442.6 -3-

“Issuer Order”: A written order or request dated and signed in the name of the Issuer by an Authorized Officer of the Issuer. “Majority”: The Holders of more than 50% of the aggregate outstanding Preferred Shares. “Memorandum and Articles”: The meaning set forth in the Preliminary Statement to this Agreement. “Non-Permitted Holder”: (a) Any U.S. person (as defined in Regulation S) that becomes the beneficial owner of any Preferred Shares or interest in Preferred Shares and is not a Qualified Institutional Buyer, (b) any Person for which the representations made, or deemed to be made, by such Person for purposes of ERISA, Section 4975 of the Code or applicable Similar Law in any representation letter or Purchaser Certificate, or by virtue of deemed representations are or become untrue, or (c) any Benefit Plan Investor. “Notes”: The Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, collectively, authorized by, and authenticated and delivered under, the Indenture. “Ordinary Shares”: The 250 ordinary shares, U.S.$1.00 par value per share, of the Issuer which have been issued by the Issuer and are outstanding from time to time. “Payment Date”: Each Payment Date under the Indenture (including the Stated Maturity Date and any Redemption Date). “Plan Asset Regulation”: U.S. Department of Labor regulations 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA. “Preferred Share Certificate”: Any Preferred Share represented by a physical certificate in definitive, fully registered, certificated form set forth in Exhibit A. “Preferred Share Paying Agent”: The Bank, solely in its capacity as Preferred Share Paying Agent under this Agreement, unless a successor Person shall have become the Preferred Share Paying Agent pursuant to the applicable provisions of this Agreement, and thereafter “Preferred Share Paying Agent” shall mean such successor Person. “Preferred Share Payment Account”: The meaning set forth in Section 3.3. “Preferred Share Register”: The register of members maintained by the Preferred Share Registrar. “Preferred Shares”: The meaning set forth in the Preliminary Statement to this Agreement. “Purchaser”: Each purchaser of an interest in Preferred Shares, including any account for which it is acting. 24582442.6 -4-

“Purchaser Certificate”: A certificate substantially in the form of Exhibit B attached hereto, duly completed as appropriate. “Qualified Institutional Buyer”: Any Person that, at the time of its acquisition, purported acquisition or proposed acquisition of Preferred Shares, is a qualified institutional buyer within the meaning of Rule 144A. “Qualified Purchaser”: Any Person that, at the time of its acquisition, purported acquisition or proposed acquisition of Preferred Shares, is a qualified purchaser within the meaning of the Investment Company Act. “Record Date”: With respect to any Payment Date, the date that is 15 days (whether or not a Business Day) prior to such Payment Date. “Redemption Date”: The earlier of (i) the Stated Maturity Date and (ii) the Payment Date on which a redemption of the Preferred Shares occurs. “Redemption Price”: The Redemption Price for the Preferred Shares calculated in accordance with the procedures set forth in the Indenture. “Retention Holder”: GPMT CLO Holdings LLC, a Delaware limited liability company. “Rule 144A Information”: The meaning set forth in Section 4.4. “Similar Law”: Any local, state, federal, non-U.S. or other law that is substantially similar to the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code. “Specified Person”: The meaning set forth in Section 2.2(g). “U.S. Person”: As defined in Regulation S under the Securities Act. Section 1.2. Rules of Construction. (a) The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof. (b) References to Preferred Shares and Certificates shall, when the context requires, be construed to mean the Preferred Share Certificate representing the same. ARTICLE II. THE PREFERRED SHARES Section 2.1. Form of Preferred Shares. The Preferred Shares shall be duly executed by the Issuer and delivered by the Preferred Share Paying Agent as hereinafter provided. 24582442.6 -5-

Section 2.2. Execution; Delivery; Dating and Cancellation. (a) Any Preferred Share Certificates shall be executed on behalf of the Issuer by one or more Authorized Officers of the Issuer. The signature of such Authorized Officer on a Preferred Share Certificate may be manual or facsimile. (b) Preferred Share Certificates bearing the signatures of individuals who were at any time the Authorized Officers of the Issuer shall bind the Issuer, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the delivery of such Preferred Share Certificates or did not hold such offices at the date of issuance of such Preferred Shares. (c) At any time and from time to time after the execution of this Agreement, the Issuer may deliver Preferred Share Certificates executed by the Issuer to the Preferred Share Paying Agent for authentication, and the Preferred Share Paying Agent, upon Issuer Order, shall authenticate and deliver such Preferred Share Certificates as directed by the Issuer. (d) All Preferred Share Certificates authenticated and delivered by the Preferred Share Paying Agent upon Issuer Order on the Closing Date shall be dated on the Closing Date. All other Preferred Share Certificates that are authenticated after the Closing Date for any other purpose under this Agreement shall be dated on the date of their execution. (e) No Preferred Share Certificate shall be entitled to any benefit under this Preferred Share Paying Agency Agreement or be valid or obligatory for any purpose, unless there appears on such Preferred Share Certificate a Preferred Share Certificate of Authentication, substantially in the form provided for herein, executed by the Preferred Share Paying Agent by the manual signature of one of their Authorized Officers, and such certificate upon any Preferred Share Certificate shall be conclusive evidence, and the only evidence, that such Preferred Share Certificate has been duly authenticated and delivered hereunder. (f) All Preferred Share Certificates surrendered for registration of transfer or exchange, or deemed lost or stolen, shall, if surrendered to any Person other than the Preferred Share Paying Agent, be delivered to the Preferred Share Paying Agent, and shall promptly be canceled. No Preferred Share Certificates shall be issued in lieu of or in exchange for any Preferred Share Certificates canceled as provided in this Section 2.2(f), except as expressly permitted by this Agreement. All canceled Preferred Share Certificates held by the Preferred Share Paying Agent shall be destroyed or held by the Preferred Share Paying Agent in accordance with its standard retention policy. (g) If (i) any mutilated or defaced Preferred Share Certificate is surrendered to the Preferred Share Paying Agent, or if there shall be delivered to the Issuer or the Preferred Share Paying Agent (each, a “Specified Person”) evidence to their reasonable satisfaction of the destruction, loss or theft of any Preferred Share Certificate, and (ii) there is delivered to each Specified Person such security or indemnity as may be required by each Specified Person to save each of them and any agent of any of them harmless, then, in the absence of notice to the Specified Persons that such Preferred Share Certificate has been acquired by a bona fide purchaser, the Issuer shall execute in lieu of any such mutilated, defaced, destroyed, lost or stolen Preferred Share 24582442.6 -6-

Certificate, a new Preferred Share Certificate, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, dated the date of its authentication, bearing interest from the date to which interest has been paid on the mutilated, defaced, destroyed, lost or stolen Preferred Share Certificate and bearing a number not contemporaneously outstanding. If, after delivery of such new Preferred Share Certificate, a bona fide purchaser of the predecessor Preferred Share Certificate presents for payment, transfer or exchange such predecessor Preferred Share Certificate, any Specified Person shall be entitled to recover such new Preferred Share Certificate from the Person to whom it was delivered or any Person taking therefrom, and each Specified Person shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by such Specified Person in connection therewith. In case any such mutilated, defaced, destroyed, lost or stolen Preferred Share Certificate has become due and payable, the Issuer, in its discretion may, instead of issuing a new Preferred Share Certificate, pay such Preferred Share Certificate without requiring surrender thereof except that any mutilated or defaced Preferred Share Certificate shall be surrendered. Upon the issuance of any new Preferred Share Certificate under this Section 2.2(g), the Issuer may require the payment by the registered Holder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Preferred Share Paying Agent) connected therewith. Every new Preferred Share Certificate issued pursuant to this Section 2.2(g) in lieu of any mutilated, defaced, destroyed, lost or stolen Preferred Share Certificate shall constitute an original additional contractual obligation of the Issuer, and such new Preferred Share Certificate shall be entitled, subject to this Section 2.2(g), to all the benefits of this Agreement equally and proportionately with any and all other Preferred Share Certificates duly issued hereunder. The provisions of this Section 2.2(g) are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Preferred Share Certificates. Section 2.3. Registration. (a) The Issuer shall keep or cause to be kept the Preferred Share Register in which, subject to such reasonable regulations as it may prescribe, the Preferred Share Registrar shall provide for the registration of holders of, and the registration of transfers and exchanges of, Preferred Shares and Ordinary Shares. The Administrator is hereby initially appointed as agent of the Issuer to act as the “Preferred Share Registrar” for the purpose of maintaining the Preferred Share Register and registering and recording in the Preferred Share Register the Preferred Shares and transfers of such Preferred Shares as herein provided. Upon any resignation or removal of the Preferred Share Registrar, the Issuer shall promptly appoint a successor. The Preferred Share Paying Agent shall promptly provide the Preferred Share Registrar with all information necessary 24582442.6 -7-

to prepare and maintain the Preferred Share Register. The Preferred Share Registrar shall be entitled to rely on such information provided to it pursuant to the preceding sentence without any liability on its part. (b) The Preferred Share Paying Agent shall maintain a duplicate share register and shall be entitled to conclusively rely on such duplicate share register for the purpose of payment on the Preferred Shares. The Preferred Share Paying Agent shall have the right to inspect the Preferred Share Register at all reasonable times and to obtain copies thereof and the Preferred Share Paying Agent shall have the right to rely upon a certificate executed on behalf of such Preferred Share Registrar by an Authorized Officer thereof as to the names and addresses of the Holders and the numbers of such Preferred Shares. If either party becomes aware of any discrepancies between the Preferred Share Register and the duplicate share register, it shall promptly inform the other of the same and the Preferred Share Registrar and the Preferred Share Paying Agent shall cooperatively ensure that the Preferred Share Register and the duplicate share register are reconciled in a timely manner and in any case prior to the next Record Date. Notwithstanding anything to the contrary herein, the Preferred Share Paying Agent shall have no duty to monitor or determine whether any discrepancies exist between the two registers. Section 2.4. Registration of Transfer and Exchange of Preferred Shares. (a) Subject to this Section 2.4 and Section 2.5, upon surrender for registration of transfer of any Preferred Share Certificates at the offices of the Issuer or the Preferred Share Paying Agent in compliance with the restrictions set forth in any legend appearing on any such Preferred Share Certificate, the Issuer shall execute and the Preferred Share Paying Agent shall deliver, in the name of the designated transferee or transferees, one or more new Preferred Share Certificates, each in an Authorized Denomination, of like terms and of a like number. (b) Subject to this Section 2.4 and Section 2.5, at the option of the Holder, Preferred Shares may be exchanged for Preferred Shares, each in an Authorized Denomination, of like terms and of like number upon surrender of the related Preferred Share Certificate at such office as the Preferred Share Paying Agent may designate for such purposes. Whenever any Preferred Share Certificate is surrendered for exchange, the Issuer shall execute and the Preferred Share Paying Agent shall deliver the Preferred Share Certificate that the Holder making the exchange is entitled to receive. (c) Preferred Share Certificates representing Preferred Shares issued upon any registration of transfer or exchange of Preferred Shares shall represent equity interests of the Issuer entitled to the same benefits under this Agreement and the Memorandum and Articles as the Preferred Shares represented by the Preferred Share Certificate surrendered upon such registration of transfer or exchange. (d) All Preferred Share Certificates presented or surrendered for registration of transfer or exchange shall be accompanied by an assignment form and a written instrument of transfer each in a form satisfactory to the Issuer and the Preferred Share Paying Agent, duly executed by the Holder thereof or its attorney duly authorized in writing. 24582442.6 -8-

(e) No service charge shall be made to a Holder for any registration of transfer or exchange of Preferred Shares, but the Preferred Share Paying Agent may require payment of a sum sufficient to cover the expenses of delivery (if any) not made by regular mail or any tax or other governmental charge payable in connection therewith. (f) The Issuer, the Preferred Share Paying Agent, the Preferred Share Registrar, and any agent of the Issuer, the Preferred Share Paying Agent or the Preferred Share Registrar shall treat the Person in whose name any Preferred Shares are registered on the Preferred Share Register as the owner of such Preferred Shares on the applicable Record Date for the purpose of receiving payments in respect of such Preferred Shares and none of the Issuer, the Preferred Share Paying Agent, the Preferred Share Registrar or any agent of the Issuer, the Preferred Share Paying Agent or the Preferred Share Registrar shall be affected by notice to the contrary. Section 2.5. Transfer and Exchange of Preferred Shares. (a) Restrictions on Transfer. (i) As long as any Note is outstanding, the Retention Holder must at all times own (for U.S. federal income tax purposes) 100% of both the Preferred Shares and the Ordinary Shares, and will not transfer (whether by means of actual transfer or a transfer of beneficial ownership for U.S. federal income tax purposes), pledge or hypothecate any of the Preferred Shares or the Ordinary Shares to any other person, entity or entities, as long as the Issuer receives an opinion of Dechert LLP, Sidley Austin LLP or another nationally recognized tax counsel experienced in such matters that such transfer, pledge or hypothecation will not cause the Issuer to be treated as a foreign corporation engaged in a trade or business within the United States for U.S. federal income tax purposes or otherwise to become subject to U.S. federal income tax on a net income basis (or has previously received an opinion of Dechert LLP, Sidley Austin LLP or another nationally recognized tax counsel experienced in such matters that the Issuer will be treated as a foreign corporation that is not engaged in a trade or business within the United States for U.S. federal income tax purposes, which opinion may be conditioned, in each case, on compliance with certain restrictions on the investment or other activities of the Issuer and the Servicer on behalf of the Issuer). (ii) No Preferred Shares may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt under applicable securities laws of any state or other jurisdiction of the United States. (b) No Preferred Shares may be offered, sold, delivered or transferred (including, without limitation, by pledge or hypothecation) except to (i) (A) a non-U.S. person (as defined under Regulation S) in accordance with the requirements of Regulation S or (B) both (x) a Qualified Institutional Buyer and (y) a Qualified Purchaser and (ii) in accordance with any other applicable law. (c) No Preferred Shares may be offered, sold or delivered within the United States or to, or for the benefit of, U.S. persons (as defined in Regulation S) except in accordance 24582442.6 -9-

with Rule 144A or an exemption from the registration requirements of the Securities Act, to Persons purchasing for their own account or for the accounts of one or more Qualified Institutional Buyers for which the purchaser is acting as a fiduciary or agent. Preferred Shares may be sold or resold, as the case may be, in offshore transactions to non-U.S. persons (as defined in Regulation S) in reliance on Regulation S. None of the Issuer, the Preferred Share Paying Agent, the Preferred Share Registrar or any other Person may register the Preferred Shares under the Securities Act or any state securities laws or the applicable laws of any other jurisdiction. (d) No transfer of Preferred Shares to a proposed transferee that is or will be, or is acting on behalf of or using any assets of any Person that is or will become, a Benefit Plan Investor will be effective, and the Preferred Share Paying Agent will not process or recognize any such transfer. Beneficial interests in Preferred Shares may not at any time be acquired or held by or on behalf of a Benefit Plan Investor. No transfer of Preferred Shares will be effective, and the Issuer and the Preferred Share Paying Agent will not recognize any such transfer, if the transferee’s acquisition, holding or disposition of such interest constitutes or will constitute or otherwise result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a plan subject to Similar Law, a violation of Similar Law) unless an exemption is available (all of the conditions of which have been satisfied) or any other violation of an applicable requirement of ERISA, the Code or other applicable law. Notwithstanding anything contained herein to the contrary, the Preferred Share Paying Agent and the Preferred Share Registrar shall not be responsible for ascertaining whether any transfer complies with the registration provisions of or any exemptions from the Securities Act, applicable state securities laws or the applicable laws of any other jurisdiction, ERISA, the Code or the Investment Company Act; provided, that if a Purchaser Certificate is specifically required by the express terms of this Section 2.5 to be delivered to the Preferred Share Paying Agent, the Preferred Share Paying Agent shall be under a duty to receive and examine the same to determine whether or not the certificate conforms on its face to the terms of this Agreement and shall promptly notify the party delivering the same if such Purchaser Certificate does not comply with such terms. (e) Transfers and exchanges of Certificates, in whole or in part, shall only be made in accordance with this Section 2.5(e). Any purported transfer or exchange in violation of the foregoing requirements shall be null and void ab initio, the Issuer shall not execute and the Preferred Share Paying Agent shall not deliver Preferred Share Certificates with respect to the transfer or exchange and the Preferred Share Registrar shall not register any such purported transfer. (i) Transfer—Preferred Share Certificate to Preferred Share Certificate. If a Holder of a Preferred Share Certificate wishes at any time to transfer such Preferred Share Certificate to a Person that will take delivery in the form of Certificates, such Holder may transfer or cause the transfer of such interest for an equivalent interest in one or more 24582442.6 -10-

Certificates (in Authorized Denominations), but only upon delivery of the documents set forth in the following sentence. Upon receipt by the Preferred Share Paying Agent of: (A) the Preferred Share Certificates properly endorsed for assignment to the transferee; and (B) a Purchaser Certificate; the Preferred Share Paying Agent shall cancel such Preferred Share Certificates, arrange for new Preferred Share Certificates to be executed by the Issuer, and deliver one or more Preferred Share Certificates registered in the name and number specified in the Purchaser Certificate (the aggregate number of such Preferred Shares being equal to the interest delivered to the Preferred Share Paying Agent) and in Authorized Denominations. The Preferred Share Paying Agent shall record the exchange on the duplicate share register and instruct the Preferred Share Registrar to, and the Preferred Share Registrar shall upon such instruction, record the exchange in the Preferred Share Register. (ii) Exchange—Preferred Share Certificate to Preferred Share Certificate. If a Holder of a Preferred Share Certificate wishes at any time to exchange such Preferred Share Certificate for one or more Certificates, such Holder may exchange or cause such exchange for an equivalent interest in one or more Certificates (in Authorized Denominations), but only upon delivery of the documents set forth in the following sentence. Upon receipt by the Preferred Share Paying Agent of: (A) the Preferred Share Certificates properly endorsed for exchange; and (B) a Purchaser Certificate; the Preferred Share Paying Agent shall cancel such Preferred Share Certificates, arrange for new Preferred Share Certificates to be executed by the Issuer, and deliver one or more such new Preferred Share Certificates, registered in the names and numbers specified in the Purchaser Certificate (the aggregate number of Preferred Shares being equal to the number of Preferred Shares delivered to the Preferred Share Paying Agent) and in Authorized Denominations. The Preferred Share Paying Agent shall record the exchange on the duplicate share register and instruct the Preferred Share Registrar to, and the Preferred Share Registrar shall upon such instruction, record the transfer in the Preferred Share Register. (f) Preferred Share Certificates shall bear a legend substantially in the form set forth in Exhibit A unless there is delivered to the Issuer such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Issuer to the effect that neither such applicable legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A under, Section 4(2) of, or Regulation S under, the Securities Act, as applicable, and to ensure that neither the Issuer nor the pool of Collateral becomes an investment company required to be registered under the Investment Company Act. Preferred Share Certificates that are delivered to the Preferred Share Paying Agent by or on behalf of the Issuer without such legend shall be conclusive evidence that the Issuer has satisfied any conditions precedent, and the Preferred Share Paying Agent shall have no obligation 24582442.6 -11-

to determine whether such legend is required. The Preferred Share Paying Agent shall make no representation or warranty to the validity of any Preferred Share, except to the extent of its own signature thereon. (g) The Preferred Share Registrar may rely conclusively on any directions given by the Issuer or the Preferred Share Paying Agent in accordance with this Agreement without further review, to effect the transfer of Preferred Shares by making all necessary entries in the Preferred Share Register and shall have no liability for acting in reliance on any such directions. (h) Notwithstanding anything contained herein to the contrary, at all times, if a transfer of all or any portion of the EHRI after the Closing Date is to be made, then the Preferred Share Registrar shall refuse to register such transfer unless it receives (and, upon receipt, may conclusively rely upon) (i) a certification from such Holder’s prospective transferee and (ii) a certification from the Holder of the EHRI desiring to effect such transfer, each, in form and substance, acceptable to GPMT Seller LLC. Upon receipt of the foregoing certifications, the Preferred Share Registrar shall, subject to this Section 2.5, reflect such EHRI in the name of the prospective transferee. Section 2.6. [RESERVED] Section 2.7. Non-Permitted Holders. (a) Notwithstanding any other provision in this Agreement, any transfer of a beneficial interest in Preferred Shares to a Non-Permitted Holder shall be null and void ab initio and any such purported transfer of which the Issuer or the Preferred Share Paying Agent shall have notice may be disregarded by the Issuer and the Preferred Share Paying Agent for all purposes at any time after either of them learns that any Person is or has become a Non-Permitted Holder. (b) If any Non-Permitted Holder becomes the beneficial owner of Preferred Shares, the Issuer shall, promptly after discovery of any such Non-Permitted Holder by the Issuer or the Preferred Share Paying Agent (and notice by the Preferred Share Paying Agent to the Issuer, if the Preferred Share Paying Agent makes the discovery), send notice to such Non-Permitted Holder demanding that such Non-Permitted Holder transfer its Preferred Shares or interest to a Person that is not a Non-Permitted Holder within 30 days of the date of such notice. If such Non-Permitted Holder fails to so transfer such Preferred Shares or interest, the Issuer shall have the right, without further notice to the Non-Permitted Holder, to sell such Preferred Shares or interest in Preferred Shares to a purchaser selected by the Issuer that is not a Non-Permitted Holder on such terms as the Issuer may choose. The Issuer may retain an investment bank to act on the Issuer’s behalf or request one or more bids from one or more brokers or other market professionals that regularly deal in securities similar to the Preferred Shares, and the Issuer will sell such Preferred Shares or interest to the highest such bidder. However, the Issuer may select a purchaser by any other means determined by it in its sole discretion. Each Holder of Preferred Shares, the Non-Permitted Holder and each other Person in the chain of title from the Holder to the Non-Permitted Holder, by its acceptance of an interest in the applicable Preferred Shares, agrees to cooperate with the Issuer and the Preferred Share Paying Agent to effect such transfers. The proceeds of such sale, net of any commissions, expenses and taxes due in connection with such sale shall be remitted to the Non-Permitted Holder. The terms and conditions of any sale under 24582442.6 -12-

this subsection shall be determined in the sole discretion of the Issuer, and none of the Issuer, Preferred Share Registrar or the Preferred Share Paying Agent shall be liable to any Person having an interest in the Preferred Shares sold as a result of any such sale or the exercise of such discretion. Section 2.8. Certain Tax Matters. (a) The Issuer, and each Holder by acceptance of such Preferred Shares, each agree, where permitted by applicable law and unless the Issuer is a Qualified REIT Subsidiary, to treat such Preferred Shares as an equity interest in the Issuer for U.S. federal, State and local income and franchise tax purposes. (b) The Issuer and the Preferred Share Paying Agent agree that they do not intend for this Agreement to represent an agreement to enter into a partnership, a joint venture or any other business entity for U.S. federal income tax purposes. The Issuer and the Preferred Share Paying Agent shall not represent or otherwise hold themselves out to the IRS or other third parties as partners in a partnership or members of a joint venture or other business entity for U.S. federal income tax purposes. (c) The Issuer shall not elect to be treated as a partnership and neither the Issuer, nor the Preferred Share Paying Agent shall file or cause to be filed any U.S. federal, State or local partnership tax return with respect to this Agreement. (d) The Issuer shall take all actions necessary or advisable to allow the Issuer to comply with FATCA, including, appointing any agent or representative to perform due diligence, withholding or reporting obligations of the Issuer pursuant to FATCA. The Issuer shall provide any certification or documentation (including the applicable IRS Form W-9 (or if required, the applicable IRS Form W-8) or any successor form) to any payor (as defined in FATCA) from time to time as provided by law to minimize U.S. withholding tax under FATCA. Section 2.9. Provisions of the Indenture and Servicing Agreement. Each Holder of the Preferred Shares, by its acceptance of the Preferred Shares issued hereunder, agrees to be bound by the provisions of the Indenture and Servicing Agreement relating to the Preferred Shares. ARTICLE III. DISTRIBUTIONS TO THE HOLDERS Section 3.1. Disbursement of Funds. (a) The Class P Preferred Shares outstanding will have an aggregate stated redemption price from time to time equal to the Aggregate Outstanding Portfolio Balance minus the Aggregate Outstanding Amount of all Classes of Notes (the “Class P Preferred Shares Stated Redemption Price”). The Class P Preferred Shares will have a stated dividend rate of LIBOR index plus 4.25%. Such dividend rate will be applied to the outstanding Class P Preferred Share Notional Amount. 24582442.6 -13-

(b) The Class X Preferred Shares outstanding will have a notional amount from time to time equal to the outstanding Class P Preferred Share Notional Amount (the “Class X Preferred Shares Notional Amount”). The Class X Preferred Shares will have a stated dividend rate of the Class X Preferred Rate. Such dividend rate will be applied to the outstanding Class X Preferred Share Notional Amount. (c) The Class R Preferred Shares will be entitled to any amount remaining after all distributions to the Class P Preferred Shares and the Class X Preferred Shares (including, without limitation, any accrued and unpaid dividends and Class P Preferred Shares Stated Redemption Price) have been made in accordance with the priority of distribution described herein. (d) Subject to Section 3.2, on each Payment Date (including any Redemption Date and the Stated Maturity Date) the Preferred Share Paying Agent shall apply the Available Funds to make payment (i) of dividends and (ii) with respect to any Redemption Date or Stated Maturity Date, the Redemption Price, to each Holder on the relevant Record Date, on a pro rata basis in accordance with the priority of distribution described herein. (e) Notwithstanding the foregoing, in accordance with the provisions of Section 12.1(f) of the Indenture and at any time when the Retention Holder holds 100% of the Preferred Shares, the Retention Holder may designate all or any portion of the Available Funds, which would otherwise be distributed to the Preferred Share Paying Agent for payment on the Preferred Shares, for deposit into the Payment Account as a contribution to the Issuer. Any such amounts paid to the Issuer as a contribution shall be deemed for all purposes as having been paid to the Preferred Share Paying Agent pursuant to the Priority of Payments in the Indenture. (f) Payments will be made by wire transfer to a U.S. dollar account maintained by such Holder as notified to the Preferred Share Paying Agent or, in the absence of such notification, by U.S. dollar check delivered by first class mail to the Holder at its address of record. The Preferred Share Registrar shall, upon request, provide the Preferred Share Paying Agent with a certified list of the Holders and all relevant information regarding the Holders as the Preferred Share Paying Agent may require promptly and in each case no later than five Business Days after receipt of such request (or each relevant Record Date, if sooner or if no such request is made); provided, that in no event shall the Preferred Share Registrar be expected to respond in less than two Business Days from receipt of such request. (g) Subject to Section 3.1(d), the Preferred Share Paying Agent shall distribute all amounts to be paid in accordance with the Priority of Payments to the holders of the Preferred Shares as follows: (i) Interest Proceeds. On each Payment Date, Available Funds that constitute Interest Proceeds under the Indenture shall be distributed in the following order of priority: (A) to the Class P Preferred Shares, to the extent of accrued and unpaid dividends thereon; (B) to the Class X Preferred Shares, to the extent of accrued and unpaid dividends thereon; and 24582442.6 -14-

(C) to the Class R Preferred Shares, the remaining Interest Proceeds (if any) in the Preferred Share Paying Account. (ii) Principal Proceeds. On each Payment Date, Available Funds that constitute Principal Proceeds under the Indenture shall be distributed in the following order of priority: (A) to the Class P Preferred Shares, pro rata based on the aggregate Class P Preferred Shares Notional Amount, in partial redemption thereof, until the Class P Preferred Shares Notional Amount has been reduced to zero; and (B) to the Class R Preferred Shares, the remaining Principal Proceeds (if any) in the Preferred Share Payment Account. Section 3.2. Condition to Payments. (a) As a condition to payment of any amount hereunder without the imposition of U.S. withholding tax, the Preferred Share Paying Agent, on behalf of the Issuer, shall require certification acceptable to it to enable the Issuer and the Preferred Share Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to deduct or withhold from payments in respect of the Preferred Shares under any present or future law or regulation of the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under such law or regulation. Without limiting the foregoing, as a condition to any payment on the Preferred Shares without U.S. federal back-up withholding, the Issuer shall require the delivery of properly completed and signed applicable U.S. federal income tax certifications (generally, an IRS Form W-9 (or applicable successor form) in the case of a Person that is a “United States person” as defined in the Code or an IRS Form W-8BEN or IRS Form W-8BEN- E, as applicable (or applicable successor form), in the case of a Person that is not a “United States person” within the meaning of the Code). In addition, the Issuer or any of its agents shall require (i) complete and accurate information and documentation that may be required to enable the Issuer or any of its agents to comply with FATCA and (ii) each Holder to agree that the Issuer and/or any of its agents may (1) provide such information and documentation and any other information concerning its investment in the Preferred Shares to the Cayman Islands Tax Information Authority (including, without limitation, the properly completed and executed “Entity Self-Certification Form” or “Individual Self-Certification Form” (in the forms published by the Cayman Islands Department for International Tax Cooperation, which forms can be obtained at http://www.tia.gov.ky/pdf/CRS_Legislation.pdf)), the U.S. Internal Revenue Service and any other relevant tax authority and (2) take any other actions necessary for the Issuer or the Co-Issuer to comply with FATCA or necessary to provide to the Cayman Islands Tax Information Authority pursuant to the Cayman Islands Tax Information Authority Law (2017 Revision) and the Organization for Economic Co-operation and Development’s Standard for Automatic Exchange of Financial Account Information – Common Reporting Standard (each as amended) (including any implementing legislation, rules, regulations and guidance notes with respect to such laws). 24582442.6 -15-

Amounts properly withheld under the Code or other applicable law by any Person from a payment of dividends to any Holder shall be considered as having been paid by the Issuer to such Holder for all purposes of this Agreement. (b) [RESERVED] (c) Notwithstanding anything in this Agreement to the contrary, distributions of Available Funds on any Payment Date (including any Redemption Date or the Stated Maturity Date), shall be subject to the Issuer being solvent under Cayman Islands law (defined as the Issuer being able to pay its debts as they become due in the ordinary course of business) immediately prior to, and after giving effect to, such payment as determined by the Issuer. (d) If the Issuer determines that the condition set forth in subsection (c) above is not satisfied with respect to any portion of the Available Funds on such Payment Date, the Issuer shall instruct the Preferred Share Paying Agent in writing on or before one Business Day prior to such Payment Date that such portion should not be paid, and the Preferred Share Paying Agent shall not pay the same until the first succeeding Payment Date or, in the case of any payments which would otherwise be payable on any Redemption Date or the Stated Maturity Date, until the first succeeding Business Day, upon which the Issuer notifies the Preferred Share Paying Agent in writing that each condition is satisfied. Any amounts so retained will be held in the Preferred Share Payment Account until such amounts are paid, subject to the availability of such funds under Cayman Islands law to pay any liability of the Issuer. In the absence of such notification from the Issuer, the Preferred Share Paying Agent may conclusively assume that the condition set forth in subsection (c) has been satisfied and shall pay the amounts due under this Agreement. Section 3.3. The Preferred Share Payment Account. The Preferred Share Paying Agent shall, prior to the Closing Date, establish a single, segregated, non-interest bearing trust account, which shall be designated as the “Preferred Share Payment Account”, for the benefit of the Issuer (the “Preferred Share Payment Account”). The Preferred Share Paying Agent shall promptly credit all Available Funds to the Preferred Share Payment Account. All sums payable by the Preferred Share Paying Agent hereunder shall be paid out of the Preferred Share Payment Account. For the avoidance of doubt, the Preferred Share Payment Account (and interest, if any, earned on amounts on deposit therein) shall be owned by the Issuer (or the related REIT so long as the Issuer is a Qualified REIT Subsidiary) for U.S. federal income tax purposes. Section 3.4. Redemption. The Preferred Shares shall be redeemed (in whole but not in part) at the Redemption Price on any Redemption Date or on the Stated Maturity Date (if not redeemed earlier). Section 3.5. Fees or Commissions in Connection with Disbursements. All payments by the Preferred Share Paying Agent hereunder shall be made without charging any commission or fee to the Holders. 24582442.6 -16-

Section 3.6. Liability of the Preferred Share Paying Agent in Connection with Disbursements. (a) Notwithstanding anything herein, the Preferred Share Paying Agent shall not incur any personal liability to pay amounts due to Holders and shall only be required to make payments, including the payment of dividends, if there are sufficient funds in the Preferred Share Payment Account to make such payments. (b) Except as otherwise required by applicable law, any funds deposited with the Preferred Share Paying Agent and held in the Preferred Share Payment Account or otherwise held for payment on the Preferred Shares and remaining unclaimed for two years after such payment has become due and payable shall be paid to the Issuer; and the Holder of such Preferred Shares shall thereafter look only to the Issuer for payment of such amounts and all liability of the Preferred Share Paying Agent with respect to such funds (but only to the extent of the amounts so paid to the Issuer) shall thereupon cease. The Preferred Share Paying Agent, before being required to make any such release of payment, may, but shall not be required to, adopt and employ at the expense of the Issuer any reasonable means of notification of such release of payment, including, but not limited to, arranging with the Preferred Share Registrar for the Preferred Share Registrar to mail notice of such release to Holders whose right to or interest in amounts due and payable but not claimed is determinable from the records of the Issuer or Preferred Share Paying Agent, as applicable, at the last address of record of each such Holder. ARTICLE IV. ACCOUNTING AND REPORTS Section 4.1. Reports and Notices. (a) The Preferred Share Paying Agent shall cause to be made available to the Holders the reports required to be made available by the Note Administrator pursuant to Section 10.12 of the Indenture. (b) The Preferred Share Paying Agent shall notify the Preferred Shareholders of the occurrence of an Event of Default under the Indenture of which it receives notice from the Trustee or the Issuer. Section 4.2. Notice of Plan Assets. The Preferred Share Paying Agent has no duty to investigate whether the assets of the Issuer are reasonably likely to be deemed “plan assets” (within the meaning of the Plan Asset Regulation); however, in the event that any officer within the corporate trust office of the Preferred Share Paying Agent (or any successor thereto) working on matters related to the Issuer has actual knowledge that the assets of the Issuer are “plan assets,” the Preferred Share Paying Agent will promptly provide notice to the Preferred Share Registrar for forwarding to the Issuer and the Holders. 24582442.6 -17-

Section 4.3. Requests by Independent Accountants. Upon written request by Independent accountants appointed by the Issuer, the Preferred Share Registrar shall provide to them that information contained in the Preferred Share Register needed for them to provide tax information to the Holders. Section 4.4. Rule 144A Information. At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of a Holder, the Issuer shall promptly furnish or cause to be furnished Rule 144A Information, and deliver such Rule 144A Information to such Holder, to a prospective purchaser designated by such Holder or beneficial owner or to the Preferred Share Paying Agent for delivery to such Holder or a prospective purchaser designated by such Holder, in order to permit required or protective compliance by any such Holder with Rule 144A in connection with the resale of any such Preferred Shares. “Rule 144A Information” shall be information that is required by subsection (d)(4) of Rule 144A. Section 4.5. Tax Information. If the Issuer is no longer a Qualified REIT Subsidiary, the Issuer shall provide to each beneficial owner of Preferred Shares any information that the beneficial owner reasonably requests in order for the beneficial owner to (i) comply with its federal state, or local tax and information returns and reporting obligations, (ii) make and maintain a “qualified electing fund” election (as defined in the Code) with respect to the Issuer (including a “PFIC Annual Information Statement” as described in Treasury Regulation §1.1295-1(g) (or any successor Treasury Regulation or IRS release or notice), including all representations and statements required by such statement), or (iii) comply with filing requirements that arise as a result of the Issuer being classified as a “controlled foreign corporation” for U.S. federal income tax purposes (such information to be provided at such beneficial owner’s expense); provided that the Issuer shall not file, or cause to be filed, any income or franchise tax return in the United States or any state of the United States unless it shall have obtained advice from Sidley Austin LLP or an opinion of other nationally recognized U.S. tax counsel experienced in such matters prior to such filing that, under the laws of such jurisdiction, the Issuer is required to file such income or franchise tax return. If required to prevent the withholding or imposition of United States income tax, (i) the Issuer and each beneficial owner shall deliver or cause to be delivered an IRS Form W-9, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or successor applicable form, and (ii) the Issuer, with respect to (as applicable) an item included in the Collateral, shall deliver or cause to be delivered an IRS Form W-9 or IRS Form W-8BEN-E to each issuer, counterparty or Preferred Share Paying Agent at the time such item included in the Collateral is purchased or entered into (or if such item is held at the time that the Issuer ceases to be a Qualified REIT Subsidiary, at that time) and thereafter prior to the expiration or obsolescence of such form. 24582442.6 -18-

ARTICLE V. THE PREFERRED SHARE PAYING AGENT Section 5.1. Appointment of Preferred Share Paying Agent. The Issuer hereby appoints the Bank to act as the Preferred Share Paying Agent, and the Bank hereby accepts such appointment. The Issuer hereby appoints the Administrator to act as the Preferred Share Registrar, and the Administrator hereby accepts such appointment. The Issuer hereby authorizes the Preferred Share Paying Agent and the Administrator to perform their respective obligations as provided in this Agreement. Section 5.2. Resignation and Removal. The Preferred Share Paying Agent may at any time resign as Preferred Share Paying Agent by giving written notice to the Issuer of its resignation, specifying the date on which its resignation shall become effective (which date shall not be less than 60 days after the date on which such notice is given unless the Issuer shall agree to a shorter period). The Issuer may remove the Preferred Share Paying Agent at any time by giving written notice of not less than 60 days to the Preferred Share Paying Agent specifying the date on which such removal shall become effective. Such resignation or removal shall only take effect upon the appointment by the Issuer of a successor Agent and upon the acceptance of such appointment by such successor Agent or, in the absence of such appointment, the assumption of the duties of the Preferred Share Paying Agent by the Issuer; provided, however, that in any event, such resignation or removal shall take effect not later than one year from the date of such notice of resignation or removal. The Issuer shall provide notice to the Rating Agency of any successor Preferred Share Paying Agent appointed pursuant to this section to the Rating Agency pursuant to this Agreement, provided that no such notice shall be required in the event that the successor Preferred Share Paying Agent is a Person succeeding to all or substantially all of the institutional trust services business of the Preferred Share Paying Agent. If the Preferred Share Paying Agent has resigned or has been terminated under the Indenture, then it shall also be deemed to have been resigned or terminated hereunder. Section 5.3. Fees; Expenses; Indemnification; Liability. (a) Pursuant to, and at the times and to the extent contemplated by the Indenture, the Issuer shall pay to the Preferred Share Paying Agent compensation at such amounts and/or rates as shall be agreed between the Issuer and the Preferred Share Paying Agent and from time to time shall reimburse the Preferred Share Paying Agent for its reasonable out-of-pocket expenses (including reasonable legal fees and expenses), disbursements, and advances incurred or made in accordance with any provisions of this Agreement, except any such expense, disbursement, or advance that may be attributable to its gross negligence, bad faith or willful misconduct. The obligations of the Issuer to the Preferred Share Paying Agent pursuant to the Indenture and this Section 5.3(a) shall survive the resignation or removal of the Trustee and the satisfaction or termination of this Agreement. (b) The Issuer shall indemnify and hold harmless the Preferred Share Paying Agent, the Preferred Share Registrar and their respective directors, officers, employees, and agents 24582442.6 -19-

from and against any and all liabilities, costs and expenses (including reasonable legal fees and expenses) relating to or arising out of or in connection with its or their performance under this Agreement, except to the extent that they are caused by the gross negligence, bad faith, or willful misconduct of the Preferred Share Paying Agent or the Preferred Share Registrar, as the case may be, or any of their respective directors, officers, employees and agents. The foregoing indemnity includes, but is not limited to, any action taken or omitted in good faith within the scope of this Agreement upon telephone, facsimile or other electronically transmitted instructions, if authorized herein, received from or reasonably believed by the Preferred Share Paying Agent or the Preferred Share Registrar, as the case may be, acting in good faith, to have been given by, an Authorized Officer of the Issuer. This indemnity shall be payable in accordance with the Priority of Payments set forth in the Indenture and shall survive the resignation or removal of the Preferred Share Paying Agent or the Preferred Share Registrar, as the case may be, and the satisfaction or termination of this Agreement. (c) The Preferred Share Paying Agent shall carry out its duties hereunder in good faith and without gross negligence or willful misconduct. None of the Preferred Share Paying Agent, the Preferred Share Registrar or their respective directors, officers, employees or agents shall be liable for any act or omission hereunder except in the case of gross negligence, bad faith, or willful misconduct of the Preferred Share Paying Agent or the Preferred Share Registrar, as the case may be, in violation of its duties under this Agreement. The duties and obligations of the Preferred Share Paying Agent and the Preferred Share Registrar, as the case may be, and their respective employees or agents shall be determined solely by the express provisions of this Agreement, and they shall not be liable except for the performance of such duties and obligations as are specifically set forth herein, and no implied covenants shall be read into this Agreement against them. The Preferred Share Paying Agent and the Preferred Share Registrar, as the case may be, may consult with counsel and shall be protected in any action reasonably taken in good faith in accordance with the advice of such counsel. Notwithstanding anything contained herein, in no event shall the Preferred Share Paying Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Preferred Share Paying Agent has been advised of such loss or damage and regardless of the form of action. (d) Each of the Preferred Share Paying Agent and the Preferred Share Registrar may rely conclusively on any notice, certificate or other document furnished to it hereunder and reasonably believed by it in good faith to be genuine. Neither the Preferred Share Paying Agent nor the Preferred Share Registrar shall be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or powers conferred upon it, or taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action. The Preferred Share Paying Agent and the Preferred Share Registrar shall in no event be liable for the application or misapplication of funds by any other Person, or for the acts or omissions of any other Person. The Preferred Share Paying Agent and the Preferred Share Registrar shall not be bound to make any investigation into the facts or matters stated in any certificate, report or other document; provided that, if the form thereof is prescribed by this Agreement, the Preferred Share Paying Agent and the Preferred Share Registrar shall examine the same to determine whether it conforms on its face to the requirements hereof. The Preferred Share Paying Agent and the Preferred Share Registrar may exercise or carry out any of its duties under this Agreement either directly or 24582442.6 -20-

indirectly through agents or attorneys, and shall not be responsible for any acts or omissions on the part of any such agent or attorney appointed with due care. To the extent permitted by applicable law, the Preferred Share Paying Agent and the Preferred Share Registrar shall not be required to give any bond or surety in the execution of its duties. The Preferred Share Paying Agent and the Preferred Share Registrar shall not be deemed to have knowledge or notice of any matter unless actually known to a Responsible Officer of the Preferred Share Paying Agent or unless the Preferred Share Paying Agent or the Preferred Share Registrar, as the case may be, has received written notice thereof from the Issuer, the Trustee or the Holder of a Preferred Share. ARTICLE VI. [RESERVED] ARTICLE VII. MISCELLANEOUS PROVISIONS Section 7.1. Amendment. This Agreement may not be amended by any party hereto except (i) in writing executed by each party hereto and (ii) with the prior written consent of Holders of a Majority of the Preferred Shares. Section 7.2. Notices; Rule 17g-5 Procedures. (a) Except as otherwise expressly provided herein, any notice or other document provided or permitted by this Agreement or the Indenture to be made upon, given or furnished to, or filed with any of the parties hereto shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed by certified mail, return receipt requested, hand delivered, sent by courier service guaranteeing delivery within two Business Days or transmitted by electronic mail or facsimile in legible form at the following addresses. Any such notice shall be deemed delivered upon receipt unless otherwise provided herein. (i) to the Preferred Share Paying Agent at Wells Fargo Bank, National Association, 9062 Old Annapolis Road, Columbia, Maryland, 21045-1951 Attention: Corporate Trust Services (CMBS), GPMT 2018-FL1, or at any other address previously furnished in writing by the Preferred Share Paying Agent; (ii) to the Issuer at c/o MaplesFS Limited, PO Box 1093, Queensgate House, Grand Cayman, KY1-1102, Cayman Islands, or at any other address previously furnished in writing by the Issuer; or (iii) to the Preferred Share Registrar at MaplesFS Limited, PO Box 1093, Queensgate House, Grand Cayman, KY1-1102, Cayman Islands, or at any other address previously furnished in writing by the Preferred Share Registrar. (b) Each of the parties hereto agrees that (i) it will not orally communicate information to the Rating Agency for purposes of determining the initial credit rating of the Notes 24582442.6 -21-

or undertaking surveillance of the Notes unless such oral communication is summarized in writing and the summary is promptly delivered to the 17g-5 Information Provider to be posted on the 17g-5 Website pursuant to the Indenture, and (ii) it shall cause any notice or other written communication provided by such Person to the Rating Agency to be delivered to the 17g-5 Information Provider at 17g5informationprovider@wellsfargo.com for posting to the 17g-5 Website prior to its delivery to the Rating Agency, and otherwise comply with the Rule 17g-5 Procedures set forth in Section 14.13 of the Indenture. Section 7.3. Governing Law. THIS AGREEMENT AND ALL DISPUTES ARISING HEREFROM OR RELATING HERETO SHALL BE GOVERNED IN ALL RESPECTS (WHETHER IN CONTRACT OR IN TORT) BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. Section 7.4. Non-Petition; Limited Recourse. None of the Preferred Share Paying Agent, the Preferred Share Registrar or any Holder may, prior to the date which is one year (or if longer the applicable preference period then in effect) plus one day after the payment in full of the Notes, institute against, or join any other Person in instituting against, the Issuer, the Co-Issuer or any Permitted Subsidiary any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under Cayman Islands, U.S. federal or state bankruptcy or similar laws of any jurisdiction. The provisions of this Section 7.4 shall survive termination of this Agreement for any reason whatsoever. Section 7.5. No Partnership or Joint Venture. The Issuer, the Preferred Share Registrar and the Preferred Share Paying Agent are not partners or joint venturers with each other and nothing in this Agreement shall be construed to make them such partners or joint venturers or impose any liability as such on any of them. Section 7.6. Counterparts. This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. [SIGNATURE PAGES FOLLOW] 24582442.6 -22-

EXHIBIT A PREFERRED SHARE CERTIFICATE GPMT 2018-FL1, LTD. PREFERRED SHARES, PAR VALUE US $0.001 PER SHARE AND WITH AN AGGREGATE LIQUIDATION PREFERENCE AND NOTIONAL AMOUNT EQUAL TO U.S.$1,000 PER SHARE THE PREFERRED SHARES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER RELEVANT JURISDICTION, AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) (1) ON THE CLOSING DATE TO GPMT CLO HOLDINGS LLC, A DELAWARE LIMITED LIABILITY COMPANY, IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT PURSUANT TO THE EXEMPTION PROVIDED BY SECTION 4(2) THEREOF, (2) PERSONS THAT ARE BOTH (X) A “QUALIFIED INSTITUTIONAL BUYER” (“QUALIFIED INSTITUTIONAL BUYER”) WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) AND (Y) A “QUALIFIED PURCHASER” AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”) AND THE RULES THEREUNDER, PURCHASING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, AND NONE OF WHICH ARE (X) A DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A UNLESS IT OWNS AND INVESTS ON A DISCRETIONARY BASIS NOT LESS THAN $25,000,000 IN SECURITIES OF CO-ISSUERS THAT ARE NOT AFFILIATED TO IT OR (Y) A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, UNLESS INVESTMENT DECISIONS WITH RESPECT TO THE PLAN ARE MADE SOLELY BY THE FIDUCIARY, TRUSTEE OR SPONSOR OF SUCH PLAN, TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON THE EXEMPTION FROM SECURITIES ACT REGISTRATION PROVIDED BY RULE 144A, OR (3) TO AN INSTITUTION THAT IS NOT WHO IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)), PURCHASING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS NEITHER A U.S. PERSON NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S, AND (B) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. THE ISSUER HAS NOT BEEN REGISTERED 24582442.6

UNDER THE INVESTMENT COMPANY ACT. NO TRANSFER OF THE PREFERRED SHARES REPRESENTED HEREBY MAY BE MADE (AND NEITHER THE PREFERRED SHARE PAYING AGENT NOR THE PREFERRED SHARE REGISTRAR WILL RECOGNIZE ANY SUCH TRANSFER) IF (A) SUCH TRANSFER WOULD BE MADE TO A TRANSFEREE WHO IS EITHER A U.S. PERSON (AS DEFINED IN REGULATION S) OR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER, (B) SUCH TRANSFER WOULD HAVE THE EFFECT OF REQUIRING EITHER OF THE ISSUER OR THE PLEDGED OBLIGATIONS TO REGISTER AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OR (C) SUCH TRANSFER WOULD BE MADE TO A PERSON WHO IS OTHERWISE UNABLE TO MAKE THE CERTIFICATIONS AND REPRESENTATIONS DEEMED TO BE MADE BY SUCH PERSON IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, AN INVESTOR IN THE PREFERRED SHARES REPRESENTED HEREBY MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. NO TRANSFER OF THE PREFERRED SHARES REPRESENTED HEREBY MAY BE MADE (AND NONE OF THE ISSUER, THE PREFERRED SHARE PAYING AGENT OR THE PREFERRED SHARE REGISTRAR WILL RECOGNIZE ANY SUCH TRANSFER) IF AFTER GIVING EFFECT TO SUCH TRANSFER, ANY PREFERRED SHARES WOULD BE HELD BY ANY “BENEFIT PLAN INVESTOR,” AS DEFINED IN 29 C.F.R. §2510.3-101 (INCLUDING, WITHOUT LIMITATION, AN INSURANCE COMPANY GENERAL ACCOUNT, IF APPLICABLE) OR SUCH TRANSFER WOULD BE MADE TO A PERSON WHO IS OTHERWISE UNABLE TO MAKE THE CERTIFICATIONS AND REPRESENTATIONS REQUIRED BY THE APPLICABLE TRANSFER CERTIFICATE ATTACHED AS AN EXHIBIT TO THE PREFERRED SHARES PAYING AGENCY AGREEMENT. AS A CONDITION TO THE PAYMENT OF ANY AMOUNT HEREUNDER WITHOUT THE IMPOSITION OF WITHHOLDING TAX, THE PREFERRED SHARE PAYING AGENT SHALL REQUIRE CERTIFICATION ACCEPTABLE TO IT TO ENABLE THE ISSUER AND THE PREFERRED SHARE PAYING AGENT TO DETERMINE THEIR DUTIES AND LIABILITIES WITH RESPECT TO ANY TAXES OR OTHER CHARGES THAT THEY MAY BE REQUIRED TO PAY, DEDUCT OR WITHHOLD IN RESPECT OF THE PREFERRED SHARES REPRESENTED HEREBY OR THE HOLDER HEREOF UNDER ANY PRESENT OR FUTURE LAW OR REGULATION OF THE CAYMAN ISLANDS OR THE UNITED STATES OR ANY PRESENT OR FUTURE LAW OR REGULATION OF ANY POLITICAL SUBDIVISION THEREOF OR TAXING AUTHORITY THEREIN OR TO COMPLY WITH ANY REPORTING OR OTHER REQUIREMENTS UNDER ANY SUCH LAW OR REGULATION. SO LONG AS ANY NOTE ISSUED BY THE ISSUER OF THE PREFERRED SHARES REPRESENTED HEREBY IS OUTSTANDING, NO TRANSFER OF THE PREFERRED SHARES REPRESENTED HEREBY MAY BE MADE BY GPMT CLO HOLDINGS LLC, A DELAWARE LIMITED LIABILITY COMPANY (AND NEITHER THE PREFERRED SHARE PAYING AGENT NOR THE PREFERRED SHARE REGISTRAR WILL RECOGNIZE ANY SUCH TRANSFER) TO ANY OTHER PERSON OR ENTITY. A- 2 - 24582442.6

THE ISSUER MAY REQUIRE ANY HOLDER OF THE PREFERRED SHARES REPRESENTED HEREBY WHO IS A U.S. PERSON (AS DEFINED IN REGULATION S) OR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) WHO IS DETERMINED NOT TO HAVE BEEN A (1) QUALIFIED PURCHASER AND (2) A QUALIFIED INSTITUTIONAL BUYER (EXCEPT IN THE CASE OF GPMT CLO HOLDINGS LLC) AT THE TIME OF ACQUISITION OF THE PREFERRED SHARES REPRESENTED HEREBY TO SELL THE PREFERRED SHARES REPRESENTED HEREBY TO A TRANSFEREE THAT IS (A) BOTH (X) A QUALIFIED INSTITUTIONAL BUYER AND (Y) AN QUALIFIED PURCHASER OR (B) NOT A U.S. PERSON (AS DEFINED IN REGULATION S) NOR A U.S. RESIDENT (WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. GPMT CLO HOLDINGS LLC, AND EACH TRANSFEREE OF THE PREFERRED SHARES REPRESENTED HEREBY WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE PREFERRED SHARES PAYING AGENCY AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE, THE PREFERRED SHARE PAYING AGENT OR ANY INTERMEDIARY. A- 3 - 24582442.6

GPMT 2018-FL1, LTD. Number P-1 CUSIP [__] Incorporated under the laws of the Cayman Islands [94,022.414] Preferred Shares of a par value of U.S.$0.001 per share and with an aggregate liquidation preference and notional amount equal to U.S.$1,000 per share THIS IS TO CERTIFY THAT ____________________________________________________ is the registered holder of 94,020.414 Class P Preferred Shares, one Class X Preferred Share and one Class R Preferred Share in the above named Company, subject to the Amended and Restated Memorandum and Articles of Association thereof, as may be hereafter amended and in effect from time to time. A- 4 - 24582442.6

THIS CERTIFICATE IS ISSUED BY the said Company on this _____ day of __________, 20__. EXECUTED AS A DEED on behalf of the said Company by: DIRECTOR ____________________________________ 24582442.6

ASSIGNMENT FORM For value received does hereby sell, assign and transfer unto Please insert social security or other identifying number of assignee Please print or type name and address, including zip code, of assignee: ___________Preferred Shares and does hereby irrevocably constitute and appoint ___________ Attorney to transfer the Preferred Shares on the books of the Issuer with full power of substitution in the premises. Date: _____________________ Your Signature: (Sign exactly as your name appears on the Preferred Share Certificate) 24582442.6

EXHIBIT B FORM OF PURCHASER CERTIFICATE FOR PREFERRED SHARES 24582442.6 B-1

INVESTOR QUESTIONNAIRE a. General Information 1. Print Full Name of Investor: 2. Name in which Preferred Shares should be registered: 3. Address and Contact Person for Notices: Attention: 4. Telephone Number: 5. Telecopier Number: 6. Permanent Address: (if different from above) 7. U.S. Taxpayer Identification or Social Security Number (if any): 8. Payment Instructions: 9. Instructions for delivery of Preferred Shares (if not completed, Preferred Shares will be sent by courier to address and attention of party set forth in item 3 above): 10. Purchasing: Restricted Preferred Shares OR Regulation S Preferred Shares (circle one) b. Non-U.S. Person Status The Investor represents and warrants that the Investor is an institution that is a non-U.S. person (as defined in Rule 902(k) promulgated under the Securities Act) purchasing the Preferred Shares for its own account and not for the account or benefit of a U.S. person. OR 24582442.6 B-2

c. Qualified Purchaser/Qualified Institutional Buyer Status 1. If the Investor is a U.S. Person (as defined in Regulation S promulgated under the Securities Act), the Investor must complete the following: The Investor represents and warrants that the Investor is a “qualified purchaser” (a “Qualified Purchaser”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) and has checked the box or boxes below which are next to the categories under which the Investor qualifies as a Qualified Purchaser: (a) It is a natural person (including any person who holds joint, community property, or other similar shared ownership interest in an issuer that is excepted under Section 3(c)(7) of the 1940 Act with that person’s qualified purchaser spouse) who owns not less than U.S.$5,000,000 in “investments” as defined in Rule 2a51-1 promulgated under the 1940 Act (“Investments”) and as valued in accordance with such Rule 2a51-1 (including, without limitation, deducting from the amount of such Investments the amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring such Investments) (including Investments held (1) jointly with such person’s spouse, or in which such person shares with such person’s spouse a community property or similar shared ownership interest and (2) in an individual retirement account or similar account the Investments of which are directed by and held for the benefit of such person). (b) It is a company that (1) owns not less than U.S.$5,000,000 in Investments as valued in accordance with such Rule 2a51-1 (including, without limitation, deducting from the amount of such Investments the amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring such Investments) that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons and (2) was not formed for the specific purpose of acquiring Preferred Shares of the Issuer unless each beneficial owner of the Investor’s securities is a Qualified Purchaser. (c) It is a trust that is not covered by clause (b) above and that was not formed for the specific purpose of acquiring the securities offered, as to which the trustee or other person authorized to make decisions with respect to the trust, and each settlor or other person who has contributed assets to the trust, is a person described in clause (a), (b) or (d). (d) It is a person, acting for its own account, who (1) in the aggregate owns and invests on a discretionary basis, not less than U.S.$25,000,000 in Investments as valued in accordance with such Rule 2a51-1 (including, without limitation, deducting from the amount of such Investments the 24582442.6 B-3 amount of any outstanding indebtedness incurred to acquire or for the purpose of acquiring such Investments) (including Investments owned by majority-owned subsidiaries of the company and Investments owned by a company (a “Parent Company”) of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company) and (2) was not formed for the specific purpose of acquiring Preferred Shares unless each beneficial owner of the Investor’s securities is a Qualified Purchaser. (e) It is a “qualified institutional buyer” within the meaning of Rule 144A(a) promulgated under the Securities Act, acting for its own account; provided: (a) that a dealer described in paragraph (a)(1)(ii) of Rule 144A shall own and invest on a discretionary basis at least U.S.$25,000,000 in securities of Co-Issuers that are not affiliated persons of the dealer; and (b) that a plan referred to in paragraph (a)(1)(D) or (a)(1)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(F) of Rule 144A that holds the assets of such a plan, will not be deemed to be acting for its own account if investment decisions with respect to the plan are made by the beneficiaries of the plan, except with respect to investment decisions made solely by the fiduciary, trustee or sponsor of such plan. (f) It is an entity in which each beneficial owner of the Investor’s securities is a Qualified Purchaser. d. Suitability 1. The Investor understands that an investment in Preferred Shares is a leveraged investment in the underlying Collateral. In addition, the Investor has indicated which, if any, of the following statements (paragraphs (A) through (E) below) apply to the Investor: (a) In connection with evaluating the merits and risks of its prospective investment in the Preferred Shares, the Investor has relied upon: and such person or entity (the “Purchaser Representative”) has disclosed to the Investor in writing a reasonable time prior to the Closing Date any material relationship between such Purchaser Representative or its affiliates, on the one hand, and the Issuer and its affiliates, on the other hand, that then exists, that is mutually understood to be contemplated or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship. (b) If the Investor has retained a Purchaser Representative in connection with its proposed investment in the Preferred Shares, the Investor has disclosed 24582442.6 B-4 to such Purchaser Representative such information concerning the Investor’s financial status, tax status and investment and other financial objectives as is necessary for such Purchaser Representative to have reasonable grounds for believing that the Investor’s investment in the Preferred Shares is suitable for the Investor given the Investor’s financial situation and needs. (c) The Investor currently employs, or has in the past employed, one or more financial consultants, investment advisers or bank trust departments. (d) The Investor has specific experience with one or more investments in one or more of (i) high yield debt securities, (ii) investment funds whose assets consist principally of high yield debt securities or (iii) other securities similar to the Preferred Shares (including experience with how market and other relevant developments affect the value of those investments). (e) The Investor regularly receives and considers ideas, suggestions, market views and other information obtained from market professionals, including market professionals whose expertise relates to investments in one or more of (i) high yield debt securities, (ii) investment funds whose assets consist principally of high yield debt securities or (iii) other securities similar to the Preferred Shares. 2. The Investor’s financial condition is such that it has no need for liquidity with respect to the Preferred Shares and no need to dispose of any Preferred Shares or portion thereof to satisfy any existing or contemplated indebtedness, obligations or other undertaking, and the aggregate amount to be paid by the Investor to purchase the Preferred Shares is not disproportionate to the Investor’s net worth, and the Investor is able to bear any loss in connection with any Preferred Shares (including loss of the Investor’s original principal investment): Yes No 3. The Investor, either alone or with the Investor’s Purchaser Representative identified above, has determined that an investment in the Preferred Shares, based upon an appropriate characterization thereof for legal, investment, accounting, regulatory and tax purposes, is consistent with any legal investment restrictions applicable to the Investor: Yes No 4. None of the Issuer, its affiliates and the respective agents of the foregoing is acting as a fiduciary for or an investment adviser (or in any other similar role) to the Investor in connection with the offering and sale of the Preferred Shares: Yes No 24582442.6 B-5

e. Supplemental Data for Entities If the Investor is an entity, furnish the following supplemental data (natural persons may skip this Section E of the Investor Questionnaire): 1. Legal form of entity (corporation, partnership, trust, etc.): Jurisdiction of organization: 2. If the Investor is a U.S. resident (within the meaning of the 1940 Act) is the investor a Flow-Through Investment Vehicle? Yes No f. Related Parties 1. To the best of the Investor’s knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor in the Issuer? Yes No 2. Will any other person or persons have a beneficial interest in the Preferred Shares to be acquired hereunder (other than as a shareholder, partner or other beneficial owner of equity interests in the Investor)? Yes No If either question above was answered “Yes,” please contact the Issuer for additional information that will be required. g. Cayman Islands 1. Is the Investor a member of the public in the Cayman Islands? Yes No h. Reg Y Institution 1. Is the Investor a Reg Y Institution? Yes No For purposes of this item, “Reg Y Institution” means any Preferred Shareholder that is, or is controlled by a person that is, subject to the provisions of Regulation Y of the Board of Governors of the Federal Reserve System of the United States or any successor to such regulation, but excludes, in any event, (a) any “qualifying foreign banking organization” within the meaning of Regulation Y of the Board of Governors of the Federal Reserve System (12 C.F.R. Section 211.23) that has booked its investment in the Preferred Shares outside the United States and (b) any financial holding company or subsidiary of a financial 24582442.6 B-6 holding company authorized to engage in merchant banking activities pursuant to Section 4(k)(4)(H) of the Bank Holding Company Act of 1956, as amended. i. ERISA Status 1(a) Is the Investor, or is the Investor acting on behalf of or using any assets of any person that is or will become, a Benefit Plan Investor” (as defined below)? Yes No A “Benefit Plan Investor” includes (i) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a “plan” within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) that is subject to Section 4975 of the Code, or (iii) any entity whose underlying assets include “plan assets” by reason of such employee benefit plan’s or plan’s investment in such entity or otherwise. ANY INVESTOR THAT RESPONDS “YES” TO QUESTION 1(a) WILL NOT BE PERMITTED TO INVEST IN THE PREFERRED SHARES. (b)(1)Is the Investor an insurance company general account? Yes No (b)(2)If the answer to the question in (b)(1) above is “Yes”, please provide the following information: The maximum percentage of the assets of such insurance company general account that constitutes or will constitute “plan assets” within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA (the “Plan Asset Regulation”) at any time that the Investor holds any interest in the Preferred Shares is: ______%. ANY INVESTOR THAT (i) RESPONDS “YES” TO QUESTION 1(b)(1) AND (ii) PROVIDES A PERCENTAGE GREATER THAN ZERO IN RESPONSE TO QUESTION 1(b)(2) WILL NOT BE PERMITTED TO INVEST IN THE PREFERRED SHARES. (c) Is the Investor an entity, other than an insurance company general account, that holds “plan assets” by reason of a Benefit Plan Investor’s investment in the entity or otherwise? Yes No ANY INVESTOR THAT RESPONDS “YES” TO QUESTION 1(c) WILL NOT BE PERMITTED TO INVEST IN THE PREFERRED SHARES. (d) Is the Investor a plan that is subject to any federal, state, local, non-U.S. or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”)? 24582442.6 B-7

Yes No ANY INVESTOR THAT RESPONDS “YES” TO QUESTION 1(d) WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT ITS ACQUISITION AND HOLDING OF THE PREFERRED SHARES DO NOT AND WILL NOT CONSTITUTE OR OTHERWISE GIVE RISE TO A NON-EXEMPT VIOLATION OF SIMILAR LAW. (e) The representations made in this Item i shall be deemed to be made on each day from the date the Investor makes such representations through and including the date on which the Investor disposes of its interests in the Preferred Shares. The Investor understands and agrees that the information supplied above will be utilized to determine whether Benefit Plan Investors own any Preferred Shares of the Issuer, both upon the original issuance of Preferred Shares and upon subsequent transfers of Preferred Shares for any reason. Accordingly, without limiting the remedies available in the event of a breach, the Investor undertakes: (i) to inform the Issuer, the Preferred Share Paying Agent and the Preferred Share Registrar immediately of any change in the information provided in this Item i, and (ii) to provide to the Issuer, the Preferred Share Paying Agent and the Preferred Share Registrar such information as the Issuer, the Preferred Share Paying Agent or the Preferred Share Registrar may reasonably request from time to time to enable the Issuer, the Preferred Share Paying Agent or the Preferred Share Registrar to make a determination with respect to the portion, if any, of the Preferred Shares of the Issuer that may be held by or for the benefit of Benefit Plan Investors. The Investor understands that the foregoing information will be relied upon by the Issuer for the purpose of determining the eligibility of the Investor to purchase Preferred Shares. The Investor agrees to provide, if requested, any additional information that may be required to substantiate the Investor’s status as an Institutional Accredited Investor or under the exception provided pursuant to Section 3(c)(7) of the 1940 Act, to determine compliance with ERISA or Section 4975 of the Code or to otherwise determine its eligibility to purchase Preferred Shares. 24582442.6 B-8

The Investor further agrees to promptly notify the Issuer by telephone and in writing if any of the information contained in this Investor Questionnaire becomes untrue prior to the purchase by the Investor of the Preferred Shares. Signature: By (Signature) (Print Name and Title) Date: 24582442.6 B-9

SCHEDULE I Capitalized terms used in this Schedule I that are defined in Regulation S are used as defined therein. 1. (A) The Holder is aware that the sale of such Preferred Shares to it is being made in reliance on the exemption from registration provided by Regulation S and understands that the Preferred Shares offered in reliance on Regulation S will bear the appropriate legend set forth herein. The Preferred Shares so represented may not at any time be held by or on behalf of U.S. Persons or U.S. Residents. The Holder is not, and will not be, a U.S. Person or a U.S. Resident. Before any Preferred Share issued in reliance on Regulation S may be offered, resold, pledged or otherwise transferred, the transferee will be required to provide the Trustee with a written certification substantially in the form attached to the Preferred Shares Paying Agency Agreement as to compliance with the transfer restrictions. The Holder understands that it must inform a prospective transferee of the transfer restrictions; or (B) The Holder (1) is both (x) a Qualified Institutional Buyer and (y) a Qualified Purchaser; (2) is aware that the sale of the Preferred Shares to it is being made in reliance on the exemption from registration provided by Rule 144A or Rule 501(a) of Regulation D and (3) is acquiring the Preferred Shares for its own account or for one or more accounts, each of which is a Qualified Institutional Buyer, and as to each of which the owner exercises sole investment discretion. 2. The Holder understands that the Preferred Shares are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, the Preferred Shares have not been and will not be registered under the Securities Act, and, if in the future the Holder decides to offer, resell, pledge or otherwise transfer the Preferred Shares, such Preferred Shares may only be offered, resold, pledged or otherwise transferred only in accordance with the Issuer Charter and the Preferred Shares Paying Agency Agreement and the applicable legend on such Preferred Shares set forth herein. The Holder acknowledges that no representation is made by the Issuer or the Placement Agents as to the availability of any exemption under the Securities Act or any State securities laws for resale of the Preferred Shares. 3. The Holder understands that the Preferred Shares have not been approved or disapproved by the United States Securities and Exchange Commission (“SEC”) or any other governmental authority or agency or any jurisdiction and that neither the SEC nor any other governmental authority or agency has passed upon the accuracy of the final offering memorandum relating to the Preferred Shares. The Holder further understands that any representation to the contrary is a criminal offense. 4. The Holder is not purchasing the Preferred Shares with a view to the resale, distribution or other disposition thereof in violation of the Securities Act. The Holder understands that an investment in the Preferred Shares involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. Schedule I-1 24582442.6

5. In connection with the purchase of the Preferred Shares (A) none of the Issuer, the Placement Agents or the Preferred Share Paying Agent is acting as a fiduciary or financial or investment adviser for the Holder; (B) the Holder is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Issuer, the Placement Agents or the Preferred Share Paying Agent other than in, if applicable, a current offering memorandum for such Preferred Shares; (C) none of the Issuer, the Placement Agents or the Preferred Share Paying Agent has given to the Holder (directly or indirectly through any other person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase; (D) the Holder has consulted with its own legal, regulatory, tax, business, investment, financial, accounting and other advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of an investment in the Preferred Shares) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Issuer, the Placement Agents or the Preferred Share Paying Agent; and (E) the Holder is purchasing the Preferred Shares with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks. 6. The Holder understands that the certificates representing the Preferred Shares will bear the applicable legend set forth herein. The Preferred Shares may not at any time be held by or on behalf of any U.S. Person that is not both (x) a Qualified Institutional Buyer and (y) a Qualified Purchaser. The Holder understand that it must inform a prospective transferee of the transfer restrictions. 7. The Holder understands and agrees that a legend in substantially the following form will be placed on each certificate representing any Preferred Shares unless the Issuer determines otherwise in compliance with applicable law: THE PREFERRED SHARES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THE PREFERRED SHARES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) PERSONS THAT ARE BOTH (X) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) AND (Y) A QUALIFIED PURCHASER AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT (A “QUALIFIED Schedule I -2 24582442.6

PURCHASER), AND IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER AND FOR EACH SUCH ACCOUNT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT SO LONG AS THE PREFERRED SHARES REPRESENTED HEREBY ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE PREFERRED SHARES PAYING AGENCY AGREEMENT, OR (2) TO AN INSTITUTION THAT IS NOT A U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS SPECIFIED IN THE PREFERRED SHARES PAYING AGENCY AGREEMENT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER OF A PREFERRED SHARE WILL BE REQUIRED TO MAKE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SCHEDULE I OF THE PREFERRED SHARES PAYING AGENCY AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE PREFERRED SHARE REGISTRAR, THE PREFERRED SHARE PAYING AGENT OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH PREFERRED SHARE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE PREFERRED SHARES PAYING AGENCY AGREEMENT, THE ISSUER AND THE PREFERRED SHARE PAYING AGENT MAY CONSIDER THE ACQUISITION OF THE PREFERRED SHARES REPRESENTED HEREBY VOID AND REQUIRE THAT THE PREFERRED SHARES REPRESENTED HEREBY BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER. NO TRANSFER OF THE PREFERRED SHARES REPRESENTED HEREBY MAY BE MADE (AND THE ISSUER AND THE PREFERRED SHARE PAYING AGENT WILL NOT RECOGNIZE ANY SUCH TRANSFER) IF (A) SUCH TRANSFER WOULD HAVE THE EFFECT OF REQUIRING THE ISSUER TO REGISTER AS AN INVESTMENT COMPANY Schedule I -3 24582442.6

UNDER THE INVESTMENT COMPANY ACT OR (B) SUCH TRANSFER WOULD BE MADE TO A PERSON WHO IS OTHERWISE UNABLE TO MAKE THE CERTIFICATIONS AND REPRESENTATIONS DEEMED TO BE MADE BY SUCH PERSON IN THE PREFERRED SHARES PAYING AGENCY AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, AN INVESTOR IN THE PREFERRED SHARES REPRESENTED HEREBY MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. EXCEPT AS OTHERWISE PERMITTED BY THE CO- ISSUERS, NO TRANSFER OF THE PREFERRED SHARES REPRESENTED HEREBY MAY BE MADE (AND NONE OF THE CO-ISSUERS, PREFERRED SHARE PAYING AGENT OR THE PREFERRED SHARE REGISTRAR WILL RECOGNIZE ANY SUCH TRANSFER) IF AFTER GIVING EFFECT TO SUCH TRANSFER, ANY PREFERRED SHARES WOULD BE HELD BY “BENEFIT PLAN INVESTORS,” AS DEFINED IN 29 C.F.R. §2510.3-101 (EITHER DIRECTLY OR THROUGH AN INSURANCE COMPANY GENERAL ACCOUNT) OR SUCH TRANSFER WOULD BE MADE TO A PERSON WHO IS OTHERWISE UNABLE TO MAKE THE CERTIFICATIONS AND REPRESENTATIONS REQUIRED BY THE APPLICABLE TRANSFER CERTIFICATE ATTACHED AS AN EXHIBIT TO THE PREFERRED SHARES PAYING AGENCY AGREEMENT. AS A CONDITION TO THE PAYMENT OF ANY AMOUNT UNDER THE PREFERRED SHARES REPRESENTED HEREBY WITHOUT THE IMPOSITION OF BACKUP WITHHOLDING TAX, THE ISSUER AND THE PREFERRED SHARE PAYING AGENT SHALL REQUIRE CERTIFICATION ACCEPTABLE TO THEM TO ENABLE THE ISSUER AND THE PREFERRED SHARE PAYING AGENT TO DETERMINE THEIR DUTIES AND LIABILITIES WITH RESPECT TO ANY TAXES OR OTHER CHARGES THAT THEY MAY BE REQUIRED TO PAY, DEDUCT OR WITHHOLD IN RESPECT OF THE PREFERRED SHARES REPRESENTED HEREBY OR THE HOLDER THEREOF UNDER ANY PRESENT OR FUTURE LAW OR REGULATION OF THE CAYMAN ISLANDS OR THE UNITED STATES OR ANY PRESENT OR FUTURE LAW OR REGULATION OF ANY POLITICAL SUBDIVISION THEREOF OR TAXING AUTHORITY THEREIN OR TO COMPLY WITH ANY REPORTING OR OTHER REQUIREMENTS UNDER ANY SUCH LAW OR REGULATION. 8. The Holder will not, at any time, offer to buy or offer to sell the Preferred Shares by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, Schedule I -4 24582442.6 magazine or similar medium or broadcast over television or radio or at a seminar or meeting whose attendees have been invited by general solicitations or advertising. 9. The Holder is not a member of the public in the Cayman Islands, within the meaning of Section 175 of the Cayman Islands Companies Law (2018 Revision). 10. The Holder understands that each of the Issuer, the Trustee or the Preferred Share Paying Agent shall require certification acceptable to it (A) as a condition to the payment of distributions in respect of any Preferred Shares without, or at a reduced rate of, U.S. withholding or backup withholding tax, and (B) to enable the Issuer, the Trustee and the Preferred Share Paying Agent to determine their duties and liabilities with respect to any taxes or other charges that they may be required to pay, deduct or withhold from payments in respect of such Preferred Shares or the Holder of such Preferred Shares under any present or future law or regulation of the Cayman Islands or the United States or any present or future law or regulation of any political subdivision thereof or taxing authority therein or to comply with any reporting or other requirements under any such law or regulation. Such certification may include U.S. federal income tax forms (such as IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities)), IRS Form W- 8IMY (Certificate of Foreign Intermediary, Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting), IRS Form W-9 (Request for Taxpayer Identification Number and Certification), or IRS Form W-8ECI (Certificate of Foreign Person’s Claim That Income Is Effectively Connected with Conduct of a Trade or Business in the United States) or any successors to such IRS forms) and the properly completed and executed “Entity Self-Certification Form” or “Individual Self-Certification Form” (in the forms published by the Cayman Islands Department for International Tax Cooperation, which forms can be obtained at http://www.tia.gov.ky/pdf/CRS_Legislation.pdf). In addition, the Issuer or the Preferred Share Paying Agent may require certification acceptable to it to enable the Issuer to qualify for a reduced rate of withholding in any jurisdiction from or through which the Issuer receives payments on its assets. Each owner agrees to provide any certification requested pursuant to this paragraph and to update or replace such form or certification in accordance with its terms or its subsequent amendments. 11. The Holder hereby agrees that, for purposes of U.S. federal, state and local income and franchise tax and any other income taxes, if the Issuer is no longer a Qualified REIT Subsidiary (A) the Issuer will be treated as a foreign corporation and (B) the Notes will be treated as equity in the Issuer; the Holder agrees to such treatment and agrees to take no action inconsistent with such treatment, unless required by law. 12. The Holder, if not a “United States person” (as defined in Section 7701(a)(30) of the Code), either: (A) is not a bank (within the meaning of Section 881(c)(3)(A) of the Code); (B) is a bank (within the meaning of Section 881(c)(3)(A) of the Code) and after giving effect to its purchase of the Preferred Shares, the Holder (x) shall not own more than 50% of the Preferred Shares (by number) or 50% by value of the aggregate of the Preferred Shares and all Classes of Notes that are treated as equity for U.S. federal income tax purposes either directly or indirectly, and will not otherwise be related to the Issuer (within the meaning of section 267(b) of the Code) and (y) has not purchased Schedule I -5 24582442.6 the Preferred Shares in whole or in part to avoid any U.S. federal income tax liability (including, without limitation, any U.S. withholding tax that would be imposed on the Preferred Shares with respect to the Collateral if held directly by the Holder); (C) is a bank (within the meaning of Section 881(c)(3)(A) of the Code) has provided an IRS Form W- 8ECI representing that all payments received or to be received by it from the Issuer are effectively connected with the conduct of a trade or business in the United States; or (D) is a bank (within the meaning of Section 881(c)(3)(A) of the Code) is eligible for benefits under an income tax treaty with the United States that eliminates U.S. federal income taxation of U.S. source interest not attributable to a permanent establishment in the United States and the Issuer is treated as a fiscally transparent entity (as defined in Treasury regulations section 1.894-1(d)(3)(iii)) under the laws of Holder’s jurisdiction with respect to payments made on the Collateral held by the Issuer. 13. The Holder will, prior to any sale, pledge or other transfer by such owner of any Preferred Share, obtain from the prospective transferee, and deliver to the Preferred Share Paying Agent, a duly executed transferee certificate addressed to each of the Preferred Share Paying Agent and the Issuer in the form of the relevant exhibit attached to the Preferred Shares Paying Agency Agreement, and such other certificates and other information as the Issuer or the Preferred Share Paying Agent may reasonably require to confirm that the proposed transfer complies with the transfer restrictions contained in the Issuer Charter and the Preferred Shares Paying Agency Agreement. 14. The Holder agrees that no Preferred Share may be purchased, sold, pledged or otherwise transferred in a number less than the minimum number set forth in the Preferred Shares Paying Agency Agreement. In addition, the Holder understands that the Preferred Shares will be transferable only upon registration of the transferee in the Preferred Share Register of the Issuer following delivery to the Preferred Share Registrar of a duly executed share transfer certificate, the Preferred Share to be transferred (if applicable) and any other certificates and other information required by the Issuer Charter and the Preferred Shares Paying Agency Agreement. 15. The Holder is aware and agrees that no Preferred Share (or beneficial interest therein) may be offered or sold, pledged or otherwise transferred (i) to a transferee taking delivery of such Preferred Shares represented by a certificate representing a Preferred Share except to both (x) a transferee that the Holder reasonably believes is a Qualified Institutional Buyer, purchasing for its account, to which notice is given that the resale, pledge or other transfer is being made in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A or another person the sale to which is exempt under the Securities Act and (y) a Qualified Purchaser, and if such transfer is made in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction, (ii) to a transferee taking delivery of such Preferred Share represented by a certificate representing a Preferred Share issued in reliance on Regulation S except (A) to a transferee that is acquiring such interest in an offshore transaction in accordance with Rule 904 of Regulation S, (B) to a transferee that is not a U.S. resident (within the meaning of the Investment Company Act) unless such transferee is a Qualified Purchaser, (C) such transfer is made in compliance with the other requirements set forth in the Preferred Shares Paying Agency Agreement and (D) if such Schedule I -6 24582442.6 transfer is made in accordance with any applicable securities laws of any state of the United States and any other jurisdiction or (iii) if such transfer would have the effect of requiring the Issuer to register as an “investment company” under the Investment Company Act. 16. The Holder understands that, although the Placement Agents may from time to time make a market in the Preferred Shares, the Placement Agents are not under any obligation to do so and, following the commencement of any market-making, may discontinue the same at any time. Accordingly, the Holder must be prepared to hold the Preferred Shares until the scheduled Redemption Date for the Preferred Shares. 17. The Holder also understands that the Preferred Shares are equity interests in the Issuer and are not secured by the Collateral securing the Notes. As such, the Holder and any other Holders of the Preferred Shares will, on a winding up of the Issuer, rank behind all of the creditors, whether secured or unsecured and known or unknown, of the Issuer, including, without limitation, the Holders of the Notes, the Hedge Counterparties and any judgment creditors. Payments in respect of the Preferred Shares are subject to certain requirements imposed by Cayman Islands law. Any amounts paid by the Preferred Share Paying Agent as distributions by way of dividend on the Preferred Shares will be payable only if the Issuer has sufficient distributable profits and/or share premium. In addition, such distributions and any redemption payments will be payable only to the extent that the Issuer is and remains solvent after such distributions or redemption payments are paid. Under Cayman Islands law, a company generally is deemed solvent if it is able to pay its debts as they come due in the ordinary course of business. To the extent the requirements under Cayman Islands law described above are not met, amounts otherwise payable to the Holders of the Preferred Shares will be retained in the Preferred Shares Distribution Account until the next succeeding Payment Date, or (in the case of any payment that would otherwise be payable on a redemption of the Preferred Shares) the next succeeding Business Day, on which the Issuer notifies the Preferred Share Paying Agent that such requirements are met. Amounts on deposit in the Preferred Shares Distribution Account (unless deposited in error) will not be available to pay amounts due to the Holders of the Notes, the Note Administrator, the Trustee or any other creditor of the Issuer the claim of which is limited in recourse to the Collateral. However, amounts on deposit in the Preferred Shares Distribution Account may be subject to the claims of creditors of the Issuer that have not contractually limited their recourse to the Collateral. 18. The Holder agrees that (i) any sale, pledge or other transfer of a Preferred Share made in violation of the transfer restrictions contained in the Preferred Shares Paying Agency Agreement, or made based upon any false or inaccurate representation made by the Holder or a transferee to the Issuer, the Preferred Share Paying Agent or the Preferred Share Registrar, will be void and of no force or effect and (ii) none of the Issuer, the Preferred Share Paying Agent and the Preferred Share Registrar has any obligation to recognize any sale, pledge or other transfer of a Preferred Share (or any beneficial interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation. 19. The Holder acknowledges that the Issuer, the Trustee, the Preferred Share Paying Agent, the Preferred Share Registrar, the Placement Agents and others will rely Schedule I -7 24582442.6 upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it in connection with its purchase of the Preferred Shares are no longer accurate, the Holder will promptly notify the Issuer, the Trustee, the Note Administrator, the Preferred Share Paying Agent, the Preferred Share Registrar and the Placement Agents. Schedule I -8 24582442.6